EXHIBIT 24.1

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned Officers and Directors of Visual Networks, Inc., a Delaware corporation (the "Corporation"), hereby constitute and appoint Elton R. King, John H. Saunders and Nancy A. Spangler, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and in any one or more of them, to sign for the undersigned and in their respective names as Officers and as Directors of the Corporation, a Registration Statement on Form S-8 (or other appropriate form) relating to the proposed issuance of Common Stock and other securities pursuant to the Visual Networks, Inc. 1999 Employee Stock Purchase Plan (As Amended, January 9, 2002) (or any and all amendments, including post-effective amendments, to such Registration Statement) and file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and with full power of substitution; hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature                                                     Title                                        Date
---------                                                     -----                                        ----
/s/ Elton R. King                        President, Chief Executive Officer and Director             August 22, 2002
---------------------------------
Elton R. King

/s/ John H. Saunders                     Chief Financial Officer and Treasurer                       August 23, 2002
---------------------------------
John H. Saunders

                                                             Director                                August __, 2002
---------------------------------
George Michael Cassity

/s/ Marc F. Benson                                           Director                                August 20, 2002
---------------------------------
Marc F. Benson

                                                             Director                                August __, 2002
---------------------------------
Ted H. McCourtney

/s/ William J. Smith                                         Director                                August 15, 2002
---------------------------------
William J. Smith

                                                             Director                                August __, 2002
---------------------------------
Peter J. Minihane

/s/ Scott E. Stouffer                                 Chairman of the Board                          August 16, 2002
---------------------------------
Scott E. Stouffer